Exhibit 10.2

NANOGEN, INC.

6.25% SENIOR CONVERTIBLE NOTES DUE 2010

No. [•]	U.S. $[ ]

CUSIP NO. [•]

Nanogen, Inc., a corporation duly organized and validly existing under the laws of the State of Delaware (herein called the “Company”), which term includes any successor corporation under the Indenture referred to on the reverse hereof), for value received hereby promises to pay to                                         , or registered assigns, the principal sum of [            ] United States Dollars ($ ) on August 27, 2010 (subject to extension by the holder pursuant to the terms of the Indenture) and to pay interest at the rate of 6.25% per annum in accordance with the terms of the Indenture. Payment of the principal of, and other amounts on, this Security shall be made at the office or agency of the Company in the city and state of New York, maintained for that purpose, which shall be the Corporate Trust Office of the Trustee, or at any other office or agency permitted by the Indenture, in such lawful money of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts. All capitalized terms used herein without definition shall have their respective meanings set forth in the Indenture.

The Issue Date of this Security is August 27, 2007.

Reference is made to the further provisions of this Security set forth on the reverse hereof, including, without limitation, provisions giving the Holder of the Security the right to convert this Security into Common Stock of the Company, the right of the Holder of this Security to require the Company to repurchase this Security, and the right of the Company to pay interest in Common Stock of the Company, in each case, on the terms and subject to the limitations referred to on the reverse hereof and as more fully specified in the Indenture. Such further provisions shall for all purposes have the same effect as though fully set forth at this place.

This Security shall be deemed to be a contract made under the laws of the State of New York, and for all purposes shall be construed in accordance with and governed by the laws of said State.

This Security shall not be valid or become obligatory for any purpose until the certificate of authentication hereon shall have been manually signed by the Trustee or a duly authorized authenticating agent under the Indenture.

THIS NOTE HAS BEEN ISSUED WITH ORIGINAL ISSUE DISCOUNT FOR UNITED STATES FEDERAL INCOME TAX PURPOSES. HOLDERS MAY OBTAIN THE INFORMATION REQUIRED UNDER TREASURY REGULATIONS SECTION 1.1275-3(B) WITH RESPECT TO THIS NOTE BY CALLING THE COMPANY’S CORPORATE CONTROLLER AT (858) 410-4600.

ANY TRANSFER OF ALL OR PART OF A SECURITY MAY BE EFFECTED ONLY BY REGISTRATION OF SUCH TRANSFER ON THE REGISTER KEPT BY THE SECURITY REGISTRAR.

The following information applies to this Security as of the issue date:

Conversion Allocation Percentage	Authorized Share Allocation

Exchange Cap Allocation

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

NANOGEN, INC.

By:
Authorized Signatory

The Bank of New York Trust Company, N.A., as Trustee, certifies that this is one of the Securities referred to in the within-mentioned Indenture.

Date:	THE BANK OF NEW YORK TRUST COMPANY, N.A., as Trustee

By:
Authorized Signatory

[REVERSE OF SECURITY]

This Security is one of a duly authorized issue of Securities of the Company, designated as its 6.25% Senior Convertible Notes Due 2010 (the “Securities”), all issued or to be issued under and pursuant to an Indenture, dated as of August 27, 2007, as supplemented by the First Supplemental Indenture dated as of August 27, 2007 (as supplemented, the “Indenture”), between the Company and The Bank of New York Trust Company, N.A. (the “Trustee” which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Trustee, the Company and the Holders of the Securities. All capitalized terms used herein without definition shall have their respective meanings set forth in the Indenture.

1. Interest Rate. Interest on the Securities shall be payable quarterly in arrears on each Interest Date to Holders of record on the Record Date immediately preceding such Interest Payment Date. Interest on the Securities shall accrue at a rate of 6.25% per annum, subject to adjustment as provided in the Indenture. Interest will be computed on the basis of a 360-day year comprised of twelve 30-day months. Interest on the Securities shall accrue from the most recent date to which interest has been paid, or if no interest has been paid, from August 27, 2007, until the Principal Amount is paid or duly made available for payment. Interest shall be payable on each Interest Date, at the option of the Company, in shares of Common Stock at the Interest Conversion Price or in cash, subject to certain conditions having been satisfied.

2. Redemption by the Company at the Option of the Holder Upon an Event of Default. In case an Event of Default, as defined in the Indenture, shall have occurred, the Principal Amount, accrued and unpaid Interest and Late Charges, if any, on the Securities may be declared, and upon said declaration shall become, due and payable, in the manner, with the effect and subject to the conditions provided in the Indenture. Subject to the terms and conditions of the Indenture, the Company shall become obligated, at the option of the Holder following an Event of Default, to redeem the Securities at the Event of Default Redemption Price.

3. Redemption by the Company at the Option of the Holder Upon a Change of Control. Subject to the terms and conditions of the Indenture, the Company shall become obligated, at the option of the Holder, to redeem the Securities if a Change of Control occurs at any time prior to the Stated Maturity at the Change of Control Redemption Price.

4. Withdrawal of Change of Control Redemption Notice. Holders have the right to withdraw, in whole or in part, any Change of Control Redemption Notice, by delivering to the Paying Agent a written notice of withdrawal in accordance with the provisions of the Indenture.

5. Redemption by the Company at the Option of the Company. Subject to the terms and conditions of the Indenture, the Company has the right to redeem the Securities if a Change of Control occurs at any time prior to the Stated Maturity at the Change of Control Redemption Price.

6. Securities Redeemed in Part. In the event of redemption of this Security in part only, a new Security or Securities of the Company representing the unredeemed portion hereof will be issued in the name of the Holder hereof upon cancellation hereof in accordance with the terms of the Indenture.

7. Payment of Event of Default Redemption Price and Change of Control Redemption Price. If cash sufficient to pay the Redemption Price or Change of Control Redemption Price, as the case may be, of all Securities or portions thereof to be redeemed or repurchased on an Event of Default or on a Change of Control, as the case may be, is deposited with the Paying Agent on the Business Day following the Event of Default Redemption Date or the Change of Control Redemption Date, as the case may be, the Securities to be redeemed or repurchased will cease to be outstanding and interest will cease to accrue on such Securities (or portions thereof) immediately after such Event of Default Redemption Date or the Change of Control Redemption Date, as the case may be, and the Holder thereof shall have no other rights as such (other than the right to receive the Event of Default Redemption Price or Change of Control Redemption Price, as the case may be) upon surrender of such Security.

8. Conversion. Subject to the terms and conditions of the Indenture, a Holder may convert at any time any of its Securities into shares of the Company’s common stock at the Conversion Price. The Conversion Price in effect at any given time is subject to adjustment in accordance with the Indenture. A Holder may convert fewer than all of such Holder’s Securities so long as the Securities converted are an integral multiple of $1,000 principal amount.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities under the Indenture at any time by the Company and the Trustee with the consent of the Holders of not less than a majority in aggregate Principal Amount of the Outstanding Securities. The Indenture contains provisions permitting, in certain instances, the waiver of compliance with certain provisions of the Indenture with the consent of a majority in aggregate Principal Amount of the Outstanding Securities.

As provided in and subject to the provisions of the Indenture, the Holder of this Security shall have the right in certain circumstances to institute any proceeding in respect of the Indenture or for the appointment of a receiver or trustee or other remedy thereunder.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the Principal Amount or interest on, or Redemption Price of, this Security at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in The City of New York, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities, of authorized denominations and for the same aggregate Principal Amount, will be issued to the designated transferee or transferees.

The Securities are issuable only in registered form in denominations of $1,000 and any integral multiple of $1,000 above that amount, as provided in the Indenture and subject to certain limitations therein set forth. The Securities are exchangeable for a like aggregate Principal Amount of Securities of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

The Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and none of the Company, the Trustee or any such agent shall be affected by notice to the contrary.

This Security shall be governed by and construed in accordance with the laws of the State of New York.

ASSIGNMENT FORM

If you want to assign this Security, fill in the form below and have your signature guaranteed:

I or we assign and transfer this Security to:

(Print or type name, address and zip code and social security or tax ID number of assignee) and irrevocably appoint                                          agent to transfer this Security on the books of the Company. The agent may substitute another to act for him.

Date:	Signed:

(Sign exactly as your name appears on the other side of this Security)

Signature Guarantee:

Security: Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Security Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Security Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

CONVERSION NOTICE

Reference is made to the Indenture, dated as of August 27, 2007, as supplemented by the First Supplemental Indenture dated as of August 27, 2007 (as supplemented, the “Indenture”) between Nanogen, Inc. (the “Company”) and The Bank of New York Trust Company, N.A., as Trustee. In accordance with and pursuant to the Indenture, the undersigned hereby elects to convert the Conversion Amount (as defined in the Indenture) of the Security issued pursuant to the Indenture indicated below into shares of Common Stock par value $0.001 per share (the “Common Stock”) of the Company, as of the date specified below.

Date of Conversion:

Aggregate Conversion Amount to be converted:

Please confirm the following information:

Conversion Price:

Number of shares of Common Stock to be issued:

Please issue the Common Stock into which the Security is being converted in the following name and to the following address:

Issued to:

Facsimile Number:

Authorization:

By:

Title:

Dated:

Account Number:

(if electronic book entry transfer)

Transaction Code Number:

(if electronic book entry transfer)

EXHIBIT B

FORM OF TRUSTEE’S CERTIFICATE OF AUTHENTICATION

The Bank of New York Trust Company, N.A., as Trustee, certifies that this is one of the Securities referred to in the within-mentioned Indenture.

Date:	THE BANK OF NEW YORK TRUST COMPANY, N.A., as Trustee

By:
Authorized Signatory

EXHIBIT C

FORM OF EVENT OF DEFAULT REDEMPTION NOTICE

                    , 20

Nanogen, Inc.

10398 Pacific Center Court

San Diego, California 92121

Attention: Robert Saltmarsh

Telephone: (858) 410-4600

Facsimile: (858) 410-4949

The Bank of New York Trust Company, N.A.

700 South Flower Street, Suite 500

Los Angeles, California 90017

Attention: Corporate Trust Administration—Nanogen, Inc.

Telephone (213) 630-6256

Facsimile: (213) 630-6298

Re: Nanogen, Inc. (the “Company”)—6.25% Senior Convertible Notes Due 2010

This is an Event of Default Redemption Notice as defined in Section 11.02(b) of the Indenture dated as of August 27, 2007 (the “Indenture”) between the Company and The Bank of New York Trust Company, N.A., as Trustee. Terms used but not defined herein shall have the meanings ascribed to them in the Indenture.

Certificate No(s). of Securities:

I intend to deliver the following aggregate Conversion Amount of Securities for redemption by the Company pursuant to terms and conditions specified in the Indenture (in multiples of $1,000):

$

I confirm that the Event of Default Redemption Price with respect to such Conversion Amount being redeemed is as follows:

$

I hereby agree that the Securities will be redeemed as of the Event of Default Redemption Date pursuant to the terms and conditions of the Indenture.

Signed:

D - 1

EXHIBIT D

FORM OF CHANGE OF CONTROL REDEMPTION NOTICE

                    , 20

Nanogen, Inc.

10398 Pacific Center Court

San Diego, California 92121

Attention: Robert Saltmarsh

Telephone: (858) 410-4600

Facsimile: (858) 410-4949

The Bank of New York Trust Company, N.A.

700 South Flower Street, Suite 500

Los Angeles, California 90017

Attention: Corporate Trust Administration—Nanogen, Inc.

Telephone (213) 630-6256

Facsimile: (213) 630-6298

Re: Nanogen, Inc. (the “Company”)—6.25% Senior Convertible Notes Due 2010

This is a Holder Change of Control Redemption Notice as defined in Section 11.03(a) of the Indenture dated as of August 27, 2007 (the “Indenture”) between the Company and The Bank of New York Trust Company, N.A., as Trustee. Terms used but not defined herein shall have the meanings ascribed to them in the Indenture.

Certificate No(s). of Securities:

I intend to deliver the following aggregate Conversion Amount of Securities for redemption by the Company pursuant to the terms and conditions of the Indenture (in multiples of $1,000):

$

I confirm that the Change of Control Redemption Price with respect to such Conversion Amount being redeemed is as follows:

$

I hereby agree that the Securities will be redeemed as of the Change of Control Redemption Date pursuant to the terms and conditions specified in the Indenture.

Signed:

D - 1

EXHIBIT E

CONVERSION NOTICE

Reference is made to the Indenture dated as of August 27, 2007, as supplemented by the First Supplemental Indenture dated as of August 27, 2007 (as supplemented, the “Indenture”) between Nanogen, Inc. (the “Company”) and The Bank of New York Trust Company, N.A., as Trustee. In accordance with and pursuant to the Indenture, the undersigned hereby elects to convert the Conversion Amount (as defined in the Indenture) of the Security issued pursuant to the Indenture indicated below into shares of Common Stock par value $0.001 per share (the “Common Stock”) of the Company, as of the date specified below.

Date of Conversion:

Aggregate Conversion Amount to be converted:

Please confirm the following information:

Conversion Price:

Number of shares of Common Stock to be issued:

Please issue the Common Stock into which the Security is being converted in the following name and to the following address:

Issue to:

Facsimile Number:

Authorization:

By:

Title:

Dated:

Account Number:

(if electronic book entry transfer)

Transaction Code Number:

(if electronic book entry transfer)